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                                                                    Exhibit 99.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTON 906 OF THE SARBANES-OXLEY ACT OF 2002


          In connection with the Quarterly Report of PFSB Bancorp, Inc. (the "Company") on Form 10-QSB for the period ending June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Ronald
L. Nelson, Chief Financial Officer of the Company, certify, pursuant to
18 U.S.C.ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge and belief:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.


                                        By: /s/ Ronald L. Nelson
                                            -----------------------------
                                                Ronald L. Nelson
                                                Chief Financial Officer
                                                August 14, 2002